UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2006


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000 - 23339               13-3720542
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


        2533 North Carson Street, Suite 5107                       89706
                 Carson City, Nevada
       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by US Global Nanospace, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01 OTHER EVENTS.

      On January 20, 2006, the staff of the U.S. Securities and Exchange Commission (the "SEC") re-issued a Wells Notice to each of the Registrant, Julie Seaman, who is one of our current directors, and John Robinson, who is our former Chairman and Chief Executive Officer, in connection with the previously announced SEC inquiry of the Registrant. The re-issued Wells Notices against the Registrant and Mr. Robinson allege the same violations of U.S. securities laws as those violations that the SEC alleged in its prior Wells Notices against them on January 3, 2005. The January 20, 2006 Wells Notice against Ms. Seaman alleges substantially fewer violations than the Wells Notice issued to her on January 3, 2005. The Registrant sought an explanation from the SEC staff as to the meaning of the re-issued Wells Notices. The SEC staff orally informed the Registrant that they re-issued the Wells Notices because of the amount of time that had passed since they issued the initial Wells Notices. Under the SEC's procedures, the Registrant can avail itself of the opportunity to make a new "Wells Submission" and respond to the SEC staff before it makes a formal recommendation to the SEC regarding whether any action should be brought against the Registrant. The Registrant has not determined whether it will make any additional Wells Submission, as the Registrant believes it has already set forth its defenses in reasonable detail in prior Wells Submissions.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US GLOBAL NANOSPACE, INC.
                                               (Registrant)

Date: January 26, 2006
                                          /s/ Carl Gruenler
                                          --------------------------------------
                                          Carl Gruenler, Chief Executive Officer